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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 30, 2001

                                  iPCS, INC.
            (Exact name of Registrant as specified in its charter)

                               333-47682
          Delaware             333-47688         36-4350876
(State or other jurisdiction  (Commission      (IRS Employer
     of incorporation)       File Numbers) Identification Number)

     1900 East Golf Road, Suite 900
          Schaumburg, Illinois             60173
(Address of principal executive offices) (Zip Code)

                                (847) 944-2900
             (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

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Item 1. Changes in Control of Registrant

   On November 30, 2001, AirGate PCS, Inc., a Delaware corporation ("AirGate"), acquired iPCS, Inc., a Delaware corporation ("iPCS"), by merging (the "Merger") a wholly owned subsidiary ("Merger Sub") of AirGate with and into iPCS. In connection with the Merger, AirGate issued to the former stockholders of iPCS approximately 12.4 million shares of AirGate common stock and assumed iPCS' outstanding options and warrants to purchase approximately 1.1 million shares of AirGate common stock. As a result of the Merger, iPCS became a wholly owned subsidiary of AirGate. The acquisition was effected pursuant to an Agreement and Plan of Merger dated as of August 28, 2001 (the "Merger Agreement") by and among AirGate and iPCS. The Press Release announcing the completion of the Merger is attached as Exhibit 99.1 and is incorporated herein by reference. Pursuant to the terms of the Merger Agreement, the officers and directors of Merger Sub immediately prior to the effective time of the Merger became the officers and directors of iPCS immediately after the Merger.

Item 4. Changes in Registrant's Certifying Accountant

   (a)(1). Prior to the completion of the Merger on November 30, 2001, Deloitte & Touche LLP ("D&T") was iPCS' independent accountant. At the effective time of the Merger, AirGate, as the parent of iPCS, replaced D&T with KPMG LLP, AirGate's independent accountants, as iPCS' new independent accountants.

   None of D&T's reports on iPCS' financial statements for the prior two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

   The change in independent accountants was approved by AirGate, as the sole stockholder of iPCS, on November 30, 2001. The board of directors of iPCS has not yet approved such change, but iPCS expects that it will as soon as practicable.

   During the fiscal years ending December 31, 1999 and 2000 and the period ending September 30, 2001, there were no disagreements between iPCS and D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

   (a)(2). Not applicable.

   (a)(3). D&T has furnished iPCS a letter addressed to the Securities & Exchange Commission stating whether D&T agrees with the statements made in this Current Report. Such letter is attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

   (c) Exhibits.

Exhibit
  No.                                            Description
-------                                          -----------

 99.1.. Press Release dated November 30, 2001 announcing the completion of the acquisition of iPCS,
        Inc. by AirGate PCS, Inc. pursuant to the Agreement and Plan of Merger dated as of August 28,
        2001 by and among AirGate PCS, Inc. and iPCS, Inc.

 99.2.. Letter from Deloitte & Touche LLP furnished to iPCS, Inc. and addressed to the Securities &
        Exchange Commission stating whether Deloitte & Touche LLP agrees with the statements made by iPCS, Inc. in this Current Report on Form 8-K.

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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          iPCS, INC.
                                          (Registrant)

                                             /S/  BARBARA L. BLACKFORD
                                          By: _________________________________
                                             Name:  Barbara L. Blackford
                                             Title:  Vice-President, Secretary
                                                  and General Counsel
Date: November 30, 2001

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                                 EXHIBIT INDEX

Exhibit
  No.                                             Description
-------                                           -----------

 99.1.. Press Release dated November 30, 2001 announcing the completion of the acquisition of iPCS, Inc.
        by AirGate PCS, Inc. pursuant to the Agreement and Plan of Merger dated as of August 28, 2001 by and among AirGate PCS, Inc. and iPCS, Inc.

 99.2.. Letter from Deloitte & Touche LLP furnished to iPCS, Inc. and addressed to the Securities &
        Exchange Commission stating whether Deloitte & Touche LLP agrees with the statements made by
        iPCS, Inc. in this Current Report on Form 8-K.

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